SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ] Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Special Investment Trust
(Name of Registrant as Specified in Its Charter)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
----------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(5) Total fee paid:
------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Filing Party:
------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Date Filed:
------------------------------------------------------------------------------------------------------------------------------------------------------------------------

EATON VANCE DIVIDEND BUILDER FUND

Two International Place Boston, MA 02110

We recently sent you proxy materials regarding the Special Meeting of Shareholders scheduled to be held on September 11, 2009. Our records indicate that we have not received your vote. We urge you to vote as soon as possible so we can obtain a sufficient number of votes to hold the meeting. By voting now you will help save on the cost of additional mailings and calls to shareholders.

Please Vote Today!

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately. We urge you to vote your proxy now. You and all other Fund shareholders will benefit from your cooperation.

The Board of Trustees recommends a vote “FOR” the proposal to amend the Fund’s concentration policy, as detailed in your proxy statement. A copy of the proxy statement is available by calling the toll free number shown below.

1-800-714-3305

vote. Choose one of the following methods:

Your vote is urgently	•	Speak to a live proxy specialist by calling 1-
800-714-3305. We can answer your questions
needed!		and record your vote. (Open: M-F 8am –
10pm, Sat 11am – 5pm ET)
Please vote now to be sure
	•	Log on to the website noted on your proxy
your vote is received in time		card and enter your control number printed on
the card, and vote by following the on-screen
for the		prompts.

September 11, 2009	•	Call the phone number on the proxy card and
enter the control number printed on the card
Special Meeting of		and follow the touchtone prompts.

Shareholders.	•	Mail in your signed proxy card in the envelope
provided.
Voting takes only a few minutes. Thank you for your participation in this important matter.

Eaton Vance Dividend Builder Fund has made it very easy for you to